UMB SCOUT STOCK FUND, INC.

                        Supplement dated May 20, 1999
                                     to
                      Prospectus dated October 31, 1998

Manager and Underwriter (page 34)

Effective May 1, 1999, the manager of the UMB Scout Stock Fund, Inc., (the "Fund") is James L. Moffett. Mr. Moffett has been the manager of the UMB Scout WorldWide Fund since its inception in 1993 and continues to manage that fund. Mr. Moffett, a Chartered Financial Analyst, joined UMB Bank Kansas (previously Commercial National Bank) in 1979 and has more than 30 years of experience in investment management.